UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 24, 2013

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

On September 24, 2013, Impac Mortgage Holdings, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) executed a First Amendment (the “First Amendment”) to the Tax Benefits Preservation Rights Agreement dated as of September 3, 2013 between the Company and the Rights Agent (the “Rights Agreement”).  The First Amendment, among other things, (i) amends the definition of Existing Holder Percentage (as defined in the Rights Agreement) to provide that with respect to Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates the applicable Existing Holder Percentage shall include those additional shares of the Company’s Common Stock as reported by Richard H. Pickup and RHP Trust, dated May 31, 2011 on Form 4 filings filed with the Securities and Exchange Commission on September 18 and 20, 2013 (the “Richard Pickup Reported Purchases”), (ii) amends the definition of Triggering Event (as defined in the Rights Agreement) to provide that no Triggering Event shall result solely by virtue of any Richard Pickup Reported Purchases, (iii) provides that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely by virtue of any Richard Pickup Reported Purchases, and (iv) provides that no Richard Pickup Reported Purchases shall be deemed to be events that cause the Rights (as defined in the Rights Agreement) to become exercisable.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03. Material Modification to the Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

4.1

First Amendment to Tax Benefits Preservation Rights Agreement, dated as of September 24, 2013, by and between Impac Mortgage Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: September 24, 2013

	By:	/s/ Todd R. Taylor
	Name:	Todd R . Taylor
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1

First Amendment to Tax Benefits Preservation Rights Agreement, dated as of September 24, 2013, by and between Impac Mortgage Holdings, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.